Exhibit 10.4
DATED THIS 29th DAY OF March 2004
BY AND AMONG
CHINACAST TECHNOLOGY (SHANGHAI) LIMITED
THE CCLX SHAREHOLDERS
AND
CHINACAST LI XIANG CO LTD

SUPPLEMENTAL DEED TO
TECHNICAL SERVICES AGREEMENT

THIS SUPPLEMENTAL AGREEMENT is made on 29 March 2004
BETWEEN:
(1)	CHlNACAST TECHNOLOGY (SHANGHAI) LIMITED, a wholly foreign-owned limited liability enterprise organised and existing under the laws of the PRC (“CCT Shanghai”);

(2)	CHlNACAST LI XIANG CO LTD, a limited liability company organized and existing under the laws of the PRC (“CCLX”);

(3)	CHlNACAST CO., LTD, a limited liability company organized and existing under the laws of the PRC (“CCL”); and

(4)	LI WEI, an individual and citizen of the PRC (“LW”).
WHEREAS:
(A)	This Supplemental Agreement is supplemental to the Technical Services Agreement dated 11 August 2003 (the “Technical Services Agreement”) entered into between CCT Shanghai, CCLX, CCL and LW.

(B)	CCT Shanghai, CCLX, CCL and LW have agreed to vary and amend the Technical Services Agreement upon the terms and conditions herein with effect from the date of the Technical Services Agreement and in consideration of the mutual covenants and obligations herein contained (the sufficiency of which is hereby acknowledged).
NOW IT IS HEREBY AGREED as follows:
1.	INTERPRETATION

Terms defined and expressions in respect of which a construction is given in the Technical Services Agreement shall bear the same meaning or, as the case may be, construction when used herein unless otherwise defined or given a construction herein except where the context otherwise requires.

2.	AMENDMENTS TO THE TECHNICAL SERVICES AGREEMENT

The Technical Services Agreement shall be varied and amended with effect from the date of the Technical Services Agreement as follows:
(a)	Inserting immediately after Section 1.5,

“Section 1.6 Financial Support To the extent that CCT Shanghai, in its absolute discretion, deems it necessary for the provision of Services with respect to the Business, CCT Shanghai shall provide CCLX financial support in such amount and form as it may determine. CCLX shall repay all financial support extended by CCT Shanghai immediately upon demand by CCT Shanghai.”
(b)	Section 2.1 is hereby amended by deleting it in its entirety and inserting the following in substitution therefor:

“Section 2.1 Compensation.

a. No later than the 10th day of each calendar month, CCLX will deliver to CCT Shanghai a statement (the “Statement of Monthly Operating Results”) of the total revenue CCLX has earned in the preceding month (including any cost reimbursements) (“CCLX Revenue”) and of the operating expenses (including any taxes) which CCLX has reasonably incurred with in the course of the Business during that month as agreed between CCLX and CCT Shanghai from time to time (“CCLX Operating Expenses”). The parties shall have regard to any other agreement entered into between themselves in determining the CCLX Operating Expenses.

b. As compensation for the performance of the Services, including the provision of ancillary Equipment, CCLX will pay to CCT Shanghai on the tenth business day of each calendar month, in Renminbi and in immediately available funds in an account designated by CCT Shanghai, service fees (“Service Fees”) in an amount equal the difference between the CCLX Revenue and CCLX Operating Expenses for the preceding month..

In the event that CCLX Operating Expenses exceed CCLX Revenue for the relevant calendar month, CCT Shanghai shall, on the first day of the calendar month following receipt of the applicable Statement of Monthly Operating Results, reimburse CCLX an amount equivalent to such excess.

Section 2.1A Budget. CCLX shall prepare an annual budget (the “Budget”) in relation to its Business which Budget shall include projections for each month of CCLX Revenue and CCLX Operating Expenses CCLX pricing policies and payment terms. CCLX shall submit the Budget to CCT Shanghai for its approval and CCT Shanghai shall review the budget on a quarterly basis. Any changes or deviation to the Budget also requires the approval of CCT Shanghai.

CCLX hereby undertakes to CCT Shanghai that it shall use its best endeavours to operate the Business within the Budget. Notwithstanding that the Auditors have certified (in accordance with Clause 5.2) that the Operating Expenses have been reasonably incurred in accordance with Sections 2.1, CCT Shanghai shall not be responsible and will not reimburse CCLX for any Operating Expenses that exceed the amount set out in the Budget (the “Unbudgeted Operating Expenses”). However, CCT Shanghai may in its absolute discretion, consent to any Unbudgeted Operating Expenses, in whole or in part, and it shall be responsible for such Unbudgeted Operating Expenses that it has consented to.”

(c)	Inserting immediately after Section 5.2,

“CCT Shanghai shall have the right, at its request and expense, to inspect and/or procure the Auditor to inspect any records kept by CCLX in relation to the CCLX Revenue, CCLX Operating Expenses and Service Fees. The Auditor shall after such inspection, at the request of CCT Shanghai, issue a certificate certifying the amount of the CCLX Revenue, the amount of CCLX Operating Costs and certifying the extent to which the CCLX Operating Costs are reasonable and have been incurred on an arm’s length basis. The Parties hereby agree that a certificate issued by the Auditor in relation to the Operating Expenses incurred and the Service Fees payable under Section 2.1 shall be final, conclusive and binding on the Parties with respect to the matters certified.

Section 5.2A Right to Audit. CCT Shanghai shall have the right, at its cost and expense, to have the accounts of CCLX audited by the Auditor for each accounting year in accordance with International Accounting Standards or in accordance with such other accounting standards, principles and practices generally accepted (including but not limited to Singapore Accounting Standards and U.S. GAAP) at CCT Shanghai’s absolute discretion (the “Agreed Accounting Standards”).

Section 5.2B Comfort Undertakings. CCL and Li Wei hereby severally and jointly undertake to procure and CCLX hereby undertakes to CCT Shanghai that :-

a. the accounts of CCLX shall be prepared in accordance with Agreed Accounting Standards;

b. all revenue earned in the course of the Business shall be accurately and timely reflected in the accounts of CCLX; and

c. in the course of the Business, CCLX will only incur Operating Expenses which are reasonable.”
3.	SAVINGS

Save and except for the variations and amendments contemplated by this Supplemental Agreement, the Technical Services Agreement shall continue in full force and effect in all other respects. Nothing in this Supplemental Agreement shall vary any liability or obligation of any party under the Technical Services Agreement other than to the extent specified herein. All rights and benefits previously enjoyed by any party under the Technical Services Agreement shall remain unaffected and undiminished except to the extent specified herein. In the event of any conflict or inconsistency between the terms of this Supplemental Agreement and the Technical Services Agreement, the provisions of this Supplemental Agreement shall prevail.

4.	COUNTERPARTS

This Supplemental Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Either party may enter into this Supplemental Agreement by signing any such counterpart and each counterpart may be signed and executed by the parties and transmitted by facsimile transmission and shall be as valid and effectual as if executed as an original.
5.	GOVERNING LAW

The construction, validity and performance of this Supplemental Agreement shall be governed in all respects by the laws of the PRC.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties hereto.

CHINACAST TECHNOLOGY (SHANGHAI) LIMITED

The Seal of CHINACAST TECHNOLOGY (SHANGHAI) LIMITED was hereunto affixed in the presence of:	) ) ) ) )

Authorised Representative

CHINACAST LI XIANG CO. LTD

The Seal of CHINACAST LI XIANG CO. LTD was hereunto affixed in the presence of:	) ) ) )

Authorised Representative

CHINACAST CO., LTD

The Common Seal of CHINACAST CO., LTD was hereunto affixed in the presence of:	) ) ) )

Director

LIWEI	) ) ) )

signed in the presence of: